Note 5. Acquisition of Mother Parker	12 Months Ended
Dec. 31, 2014
Disclosure Text Block Supplement [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Note 5. Acquisition of Mother Parker

On November 3, 2014, we closed the acquisition of Mother Parker’s Soil, LLC, a California limited liability company (“Mother Parker”) for $125,000. The purchase price was to be paid $25,000 upon signing the purchase agreement on September 5, 2014, $25,000 ten days after signing the agreement, $25,000 30 days after the second payment, and five monthly payments of $10,000. Mother Parker is a cultivator of organic soils. As of December 31, 2014, we have paid $60,000 toward this acquisition. The seller of Mother Parker has verbally agreed to accept the remaining payment as funds become available to the Company.

Mother Parker did not have any tangible assets or liabilities on the date of acquisition. The intangible asset that it has is a soil recipe to be used for the cultivation of medical cannabis. The Company has valued the intangible asset at $0 for accounting purposes. In order to realize value from the soil recipe, the Company would have to have access to the capital needed to manufacture, market and distribute the soil. As a result, we have recorded a loss on acquisition of Mother Parker in the amount of $125,000 for the year ended December 31, 2014.